UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2014

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street Minneapolis, MN 55431
(Address of principal executive offices)

(952) 887-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2014, Donaldson Company, Inc. issued a press release announcing that effective April 1, 2014, Tod E. Carpenter, currently Senior Vice President, Engine Products, is elected to the Company’s Board of Directors and appointed to Chief Operating Officer. Mr. Carpenter, age 54, joined the Company in 1996. He has held a number of positions with the Company including Vice President of Industrial Filtration Solutions (2006 – 2008), Vice President, Europe and Middle East (2008 – 2011), and Senior Vice President, Engine Products (2011 – present). The addition of Carpenter as a Director will increase the size of the Board to 12.

The Company’s executive compensation program elements applicable to Mr. Carpenter are described in the Compensation, Discussion and Analysis (“CD&A”) section of the Company’s Fiscal 2013 Proxy Statement filed with the SEC, and include: Base Salary, Annual Cash Incentive, Long-Term Equity (includes Long-Term Compensation Awards, Stock Options, and Restricted Stock), Benefits, and a Change in Control (“CIC”) Agreement. Other than the CIC Agreements, the Company does not have any employment contracts with its Executive Officers. Mr. Carpenter’s annual cash base salary as Chief Operating Officer effective April 1, 2014, will be $525,000 and his annual cash incentive target opportunities as a percentage of base salary will be 80%. The Human Resources Committee of the Board of Directors also approved a stock option grant of 20,000 shares to Mr. Carpenter to be granted on April 1, 2014. The stock option grant was made under the 2010 Master Stock Incentive Plan in the standard form for Executive Officers, including that the option has a ten-year term and become exercisable in equal increments over three years.

In addition, the press release announced that Charles J. McMurray, Senior Vice President and Chief Administrative Officer will retire from Donaldson effective April 1, 2014 after 33 distinguished years of service.

The release also announced the following changes in Officer assignments effective April 1, 2014:

•	Thomas R. Scalf, currently Vice President of Global Industrial Air Filtration, is promoted to Senior Vice President, Engine Products.

•	Jeffrey E. Spethmann, currently Vice President, Exhaust and Emissions, is appointed to Vice President, Global Industrial Air Filtration.

A copy of the press release that discusses these matters is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

99.1    Press Release dated February 17, 2014 issued by Donaldson Company, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 20, 2014

DONALDSON COMPANY, INC.

By:	/s/ Norman C. Linnell

Name: Norman C. Linnell
Title: Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 17, 2014 issued by Donaldson Company, Inc.